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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) MARCH 18, 2005
                                                          ----------------------


                               EMRISE CORPORATION
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             (Exact name of registrant as specified in its charter)

        DELAWARE                    001-10346                     77-0226211
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)              Identification No.)

        9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CALIFORNIA 91730
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (909) 987-9220
                                                          ----------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         The disclosures contained in Item 2.01 of this Form 8-K are incorporated herein by reference.

ITEM 2.01.   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On March 1, 2005, Emrise Corporation ("Emrise") and XCEL Corporation Limited, a wholly-owned subsidiary of Emrise ("XCEL"), entered into an agreement ("Purchase Agreement") relating to the acquisition of Pascall Electronic (Holdings) Limited ("Pascall") by XCEL. The closing of the purchase occurred on March 18, 2005. Emrise loaned to XCEL the funds that XCEL used to purchase Pascall.

         Pascall was a wholly-owned subsidiary of Intelek Properties Limited, which itself is one of five operating subsidiaries of Intelek PLC, a London Stock Exchange public limited company. Pascall and its subsidiary, Pascall Electronics Limited ("PEL"), produce, design, develop, manufacture and sell power supplies and radio frequency products for a broad range of applications, including in-flight entertainment systems and military programs.

         Under the Purchase Agreement, XCEL has purchased all of the outstanding capital stock of Pascall. The initial purchase price was 3,100,000 British pounds sterling (approximately U.S. $5,971,840 based on the exchange rate in effect on March 18, 2005). The purchase price was paid in cash and is subject to upward or downward adjustment on a pound for pound basis to the extent that the value of the net assets of PEL as of the closing date is greater or less than 2,520,000 British pounds sterling. The calculation of the value of the net assets of PEL is to occur within six weeks after the closing, and Intelek Properties Limited will have 25 business days after receipt of the calculation to accept or dispute the calculation. Any payment relating to the increase or reduction of the purchase price based on the value of the net assets of PEL will be due from XCEL or Intelek Properties Limited, as the case may be, within 14 days of the acceptance of the calculation. A default rate of interest equal to 3% above the base lending rate of Barclays Bank plc London will apply if the adjustment payment is not timely made. The purchase price is also subject to downward adjustments for any payments that may be made to XCEL under indemnity, tax or warranty provisions of the Purchase Agreement.

         XCEL loaned to Pascall and PEL at the closing 1,600,000 British pounds sterling (approximately U.S. $3,082,240 based on the exchange rate in effect on March 18, 2005) in accordance with the terms of a Loan Agreement entered into by those entities at the closing. The loaned funds were used to immediately repay outstanding intercompany debt owed by Pascall and PEL to Intelek Properties Limited.

         Emrise and Intelek PLC have agreed to guarantee payment when due of all amounts payable by XCEL and Intelek Properties Limited, respectively, under the Purchase Agreement. Emrise and XCEL agreed to seek to replace the guaranty that Intelek Properties Limited has given to PEL's landlord with a guaranty by Emrise, and XCEL has agreed to indemnify Intelek Properties Limited and its affiliates for damages they suffer as a result of any failure to obtain the release of the guarantee of the 17-year lease that commenced in May 1999. The leased property is a 30,000 square foot administration, engineering and manufacturing facility located off the south coast of England.

         Intelek Properties Limited has agreed to various restrictive covenants that apply for various periods following the closing. The covenants include non-competition with Pascall's business, non-interference with Pascall's customers and suppliers, and non-solicitation of Pascall's employees.

         In conjunction with the closing, Intelek Properties Limited, XCEL, Intelek PLC and Emrise entered into a Supplemental Agreement dated
March 18, 2005. The Supplemental Agreement provides, among other things, that an interest free bridge loan of 200,000 British pounds sterling (approximately U.S. $385,400 based on the exchange rate in effect on March 17, 2005) that was made by Intelek Properties Limited to PEL on March 17, 2005 would be repaid by PEL by March 31, 2005. XCEL agreed to ensure that PEL has sufficient


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funds to repay the bridge loan. A default rate of interest equal to 3% above the base lending rate of Barclays Bank plc London will apply if the loan is not timely repaid.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.
    --------------------------------------------

         To be filed under cover of Form 8-K/A on or before June 3, 2005.

(b) Pro Forma Financial Information.
    --------------------------------

         To be filed under cover of Form 8-K/A on or before June 3, 2005.

(c) Exhibits.
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Number       Description
------       -----------

  2.1 Agreement dated March 1, 2005 among Intelek Properties Limited, XCEL Corporation Limited, Intelek PLC and Emrise Corporation relating to the sale and purchase of the outstanding capital shares of Pascall Electronic (Holdings) Limited

  2.2 Supplemental Agreement dated March 18, 2005 among Intelek Properties Limited, XCEL Corporation Limited, Intelek PLC and Emrise Corporation

  2.3 Loan Agreement dated March 18, 2005 among XCEL Corporation Limited, Pascall Electronics Limited and Pascall Electronic (Holdings) Limited

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 24, 2005             EMRISE CORPORATION

                                  By: /S/ RANDOLPH D. FOOTE
                                      ------------------------------------------
                                      Randolph D. Foote, Chief Financial Officer





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                       EXHIBITS FILED WITH THIS REPORT

Number       Description
------       -----------

  2.1 Agreement dated March 1, 2005 among Intelek Properties Limited, XCEL Corporation Limited, Intelek PLC and Emrise Corporation relating to the sale and purchase of the outstanding capital shares of Pascall Electronic (Holdings) Limited

  2.2 Supplemental Agreement dated March 18, 2005 among Intelek Properties Limited, XCEL Corporation Limited, Intelek PLC and Emrise Corporation

  2.3 Loan Agreement dated March 18, 2005 among XCEL Corporation Limited, Pascall Electronics Limited and Pascall Electronic (Holdings) Limited